United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

American Locker Group Incorporated
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN LOCKER GROUP INCORPORATED

2701 Regent Boulevard, Suite 200

DFW Airport, Texas 75261

April 14, 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of American Locker Group Incorporated to be held on May 14, 2014 at 9:00 a.m., local time, at 2701 Regent Boulevard, Suite 200, DFW Airport, Texas 75261. Please find enclosed a notice to stockholders, a Proxy Statement describing the business to be transacted at the annual meeting, a proxy card for use in voting at the meeting and American Locker Group Incorporated’s Annual Report on Form 10-K for the year ended December 31, 2013.

Your vote is important, regardless of the number of shares you hold. We hope that you will be able to attend the Annual Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy card as soon as possible. It is important that your shares be represented at the meeting.

Very truly yours,

Anthony B. Johnston
Chairman, President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed proxy card as soon as possible. Returning your proxy will help us assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the meeting may vote in person, even if he or she has returned a proxy.

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	i
PROXY STATEMENT	1
GENERAL INFORMATION	1
SOLICITATION AND REVOCABILITY OF PROXIES	1
VOTING	1
QUORUM	2
ABSTENTIONS AND BROKER NON-VOTES	2
PROPOSAL ONE — ELECTION OF DIRECTORS	2
PROPOSAL TWO — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	3
PROPOSAL THREE – APPROVAL OF 2014 STOCK INCENTIVE PLAN OF AMERICAN LOCKER GROUP INCORPORATED	3
BOARD OF DIRECTORS	6
DIRECTOR COMPENSATION	8
CORPORATE GOVERNANCE	8
MEETINGS AND COMMITTEES OF DIRECTORS	10
EXECUTIVE OFFICERS	12
EXECUTIVE COMPENSATION	13
AUDIT COMMITTEE REPORT	14
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	15
BENEFICIAL OWNERSHIP OF STOCK BY PRINCIPALS AND MANAGEMENT	16
TRANSACTIONS WITH RELATED PERSONS	17
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	17
ADDITIONAL INFORMATION	18
OTHER MATTERS	18
APPENDIX A – 2014 STOCK INCENTIVE PLAN OF AMERICAN LOCKER GROUP INCORPORATED
APPENDIX B – AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

AMERICAN LOCKER GROUP INCORPORATED

2701 Regent Boulevard, Suite 200

DFW Airport, Texas 75261

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 14, 2014

The annual meeting (the “Annual Meeting”) of stockholders of American Locker Group Incorporated, a Delaware corporation (the “Company”), will be held on May 14, 2014, at 9:00 a.m., local time, at the Company’s headquarters located at 2701 Regent Boulevard, Suite 200, DFW Airport, Texas 75261, to consider and vote on the following matters:

•

the election of seven directors to serve on the Board of Directors of the Company, each to serve until the annual meeting of the Company’s stockholders following the fiscal year ending December 31, 2014 or until his or her respective successor is duly elected and qualified, or until his or her earlier death, resignation or removal from office;

•	the ratification of the appointment of Travis Wolff, LLP as independent auditors for the Company for the fiscal year ending December 31, 2014;

•	the approval of the 2014 Stock Incentive Plan of American Locker Group Incorporated; and

•	the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These matters are more fully discussed in the attached Proxy Statement.

The close of business on March 27, 2014 (the “Record Date”) has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only holders of record of shares of the Company’s common stock, $1.00 par value per share (the “Common Stock”), at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Annual Meeting and at the Company’s offices at the address on this notice for any purpose germane to the Annual Meeting during ordinary business hours for the 10 days preceding the Annual Meeting.

Stockholders will need to register at the Annual Meeting in order to attend. You will need proof of your identity and proof of ownership of shares of Common Stock as of the Record Date in order to register. If your shares are not registered in your name, you will need to bring to the Annual Meeting either a copy of an account statement or a letter from the broker, bank or other institution in which your shares are registered that shows your ownership as of the Record Date.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card as promptly as possible. You may revoke your proxy before the Annual Meeting as described in the Proxy Statement under the heading “Solicitation and Revocability of Proxies.”

Important Notice Regarding the Availability of Proxy Materials For the Stockholder Meeting To Be Held On May 14, 2014:

The annual report and proxy statement are available to you online.  If your shares are registered directly in your name with the Company’s stock transfer agent, you may access these materials at http://www.envisionreports.com/ALGI.  If your shares are held in a stock brokerage account or by a bank or other nominee, you may access these materials at http://www.edocumentview.com/ALGI.

DFW Airport, Texas	By Order of the Board of Directors,
April 14, 2014

Anthony B. Johnston
Chairman, President and Chief Executive Officer

i

AMERICAN LOCKER GROUP INCORPORATED

2701 Regent Boulevard, Suite 200

DFW Airport, Texas 75261

PROXY STATEMENT

GENERAL INFORMATION

The board of directors of American Locker Group Incorporated (the “Board of Directors”) requests your proxy for use at the Annual Meeting of the stockholders of the Company to be held on May 14, 2014, at 9:00 a.m., local time, at the Company’s headquarters located at 2701 Regent Boulevard, Suite 200, DFW Airport, Texas 75261, and at any adjournment or postponement thereof. By signing and returning the enclosed proxy card, you authorize the persons named on the proxy to represent you and to vote your shares at the Annual Meeting. This Proxy Statement and the form of proxy card were first mailed to stockholders of the Company on or about April 21, 2014.

As used in this proxy statement, the terms “we,” “our,” “us” and “Company” refer to American Locker Group Incorporated and its subsidiaries.

SOLICITATION AND REVOCABILITY OF PROXIES

This solicitation of proxies is made by the Board of Directors and will be conducted primarily by mail. Officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of electronic, wire or facsimile communication. The Company will not pay any compensation for the solicitation of proxies but will reimburse banking institutions, brokerage firms, custodians, nominees and fiduciaries that hold Common Stock of record for their reasonable expenses incurred in forwarding solicitation materials to the beneficial owners of the Common Stock. All costs of the solicitation, including reimbursement of forwarding expenses, will be paid by the Company.

If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares can be voted only if you have returned a properly signed proxy or if you are represented by another proxy. You may revoke your proxy at any time before it is exercised at the Annual Meeting if you:

(a)	sign and timely submit a later-dated proxy to the Secretary of the Company;

(b)	deliver written notice of revocation of the proxy to the Secretary of the Company; or

(c)	attend the Annual Meeting and vote in person.

In the absence of any such proxy revocation, shares represented by the owners of Common Stock named on the proxies will be voted at the Annual Meeting by the persons holding the proxies for such shares.

VOTING

Voting. YOUR VOTE IS IMPORTANT. Stockholders will be asked to vote on three proposals. Each outstanding share of Common Stock is entitled to one vote.

Voting Stock. The only outstanding voting securities of the Company are shares of Common Stock. As of the close of business on the Record Date, there were 1,687,319 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

Proxy Voting.  Whether or not you plan to attend the Annual Meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. If your shares are held in “street name,” you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form furnished to you by your broker, bank or other nominee. If you attend the Annual Meeting, you may revoke your previously returned proxy and vote in person if you wish.

Record Date. Only holders of our Common Stock on the close of business on March 27, 2014 are entitled to notice of, and to vote at, the Annual Meeting. If you were a holder of record of our Common Stock on the Record Date, you are entitled to vote at the Annual Meeting.

Use of Proxies. All shares of Common Stock represented by properly executed proxies received before or at the Annual Meeting (and that are not revoked) will be voted as indicated in those proxies. If no instructions are indicated on a returned proxy, the proxy will be voted “FOR” the Board of Directors nominees named in this Proxy Statement, “FOR” the ratification of Travis Wolff, LLP (“Travis Wolff”) as the Company’s independent auditors for the 2014 fiscal year and “FOR” approval of the 2014 Stock Incentive Plan of American Locker Group Incorporated.

QUORUM

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares of Common Stock issued and outstanding and entitled to vote as of the Record Date must be represented at the Annual Meeting, either in person or by proxy. The presence, in person or by proxy, of such number of shares of Common Stock at the Annual Meeting will constitute a quorum. If a quorum is not present, in person or by proxy, at the Annual Meeting or any adjournment thereof, the Chairman of the Board or the holders of a majority of the Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting had a quorum originally been present, except that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

ABSTENTIONS AND BROKER NON-VOTES

If you own shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items. A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner of the shares or does not have the discretionary authority to vote on the beneficial owner’s behalf with respect to that item. Broker non-votes will count in determining if a quorum is present at the Annual Meeting.

If you abstain from voting, your shares will be deemed present at the Annual Meeting for purposes of determining whether a quorum is present.

PROPOSAL ONE — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of seven directors. There is only one class of directors, and each director elected at the Annual Meeting will serve until the next annual meeting of stockholders, or until his or her successor, if any, is duly elected and qualified, or until his or her earlier death, resignation or removal from office. All of the directors nominated for election at the Annual Meeting have served as directors since the last annual meeting and are being nominated by the Board of Directors for election at the Annual Meeting. The nominees for director this year are our seven current directors: Messrs. Craig R. Frank, John E. Harris, Graeme L. Jack, Anthony B. Johnston, Paul B. Luber and Allen D. Tilley, and Dr. Mary A. Stanford.

Each of the nominees has confirmed that he or she will be able and willing to serve as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the votes cast on the matter. For purposes of determining the number of votes cast on the matter, only those votes cast “for” and “against” are included and abstentions are not counted when determining whether a nominee is elected.  The seven nominees receiving the highest number of affirmative votes will be elected.  The election of directors is considered a “non-discretionary” item and brokers and other nominees who have not received voting instructions from the beneficial owner of the shares held by such broker do not have the authority to vote in the election of directors.   Accordingly, broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Messrs. Craig R. Frank, John E. Harris, Graeme L. Jack, Anthony B. Johnston, Paul B. Luber and Allen D. Tilley, and Dr. Mary A. Stanford.

PROPOSAL TWO — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors (the “Audit Committee”) has selected Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2014. Representatives of Travis Wolff are expected to be present at the Annual Meeting.

The Audit Committee has responsibility for selecting the Company’s independent auditors, and stockholder approval is not required. However, the selection of Travis Wolff is being submitted to the stockholders for ratification at the Annual Meeting with a view towards soliciting the stockholders’ opinion, which the Audit Committee will take into consideration in future deliberations. If the selection of Travis Wolff as the Company’s independent auditors is not ratified at the Annual Meeting, the Audit Committee will investigate the possible bases for the negative vote and will consider the appointment in light of the results of its investigation. Even if the selection is ratified, the Audit Committee in its discretion may select different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

Required Vote and Recommendation

Approval of this proposal to ratify the appointment of Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2014 requires the affirmative vote of a majority of the votes cast on this matter. Only those votes cast “for” or “against” are included and abstentions are not counted in determining whether this proposal is ratified. Brokers have the discretionary authority to vote your shares of Common Stock if you have not given voting instructions. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2014.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2014.

PROPOSAL THREE — APPROVAL OF 2014 STOCK INCENTIVE PLAN OF

AMERICAN LOCKER GROUP INCORPORATED

General

Upon recommendation by the Executive Compensation – Stock Option Committee (the “Compensation Committee”) of the Board of Directors, the Board of Directors has adopted the 2014 Stock Incentive Plan of American Locker Group Incorporated (the “Stock Incentive Plan”). If approved by the stockholders, the Stock Incentive Plan will allow the Company to issue options to its directors and executive officers and 150,000 shares of Common Stock have been reserved for issuance under the Stock Incentive Plan. A copy of the Stock Incentive Plan is attached as Appendix A to this Proxy Statement and is subject to approval by the Company's stockholders. The Board of Directors believes that the adoption of this proposal is in the best interests of the Company for the reasons discussed below.

The Company desires to attract and retain the best available employees and directors, and to encourage the highest level of performance by those persons, thereby enhancing the value of the Company for the benefit of our stockholders. The Board of Directors believes that to accomplish these objectives it is necessary to (1) meet the competitive requirements of the workforce marketplace; (2) offer equity incentives as part of the total compensation to be paid; and (3) reward the performance of existing and prospective directors, executive officers, and key employees, as well as increase the proprietary and vested interest of all such persons in the Company’s growth and performance, in a manner that provides them with a means to increase their holdings of Common Stock, thus better aligning their interests with the interests of our stockholders. The Company does not currently have a compensation plan in place under which equity incentives are available for issuance to employees or directors to accomplish these objectives.

Summary of Material Provisions of the Stock Incentive Plan

The following is a summary of the material provisions of the Stock Incentive Plan, as proposed. The summary does not purport to be complete and is qualified in its entirety by reference to the text of the Stock Incentive Plan as set forth in Appendix A to this proxy statement.

Eligibility/Participation. The Stock Incentive Plan allows the Company to issue stock options to certain employees and non-employee directors. Directors, officers, key employees and consultants of the Company and its subsidiaries are eligible to participate in the Stock Incentive Plan. Participants will be selected by the Compensation Committee. Approximately nine persons will initially be eligible to participate, representing six independent directors and three officers, one of which also serves as a director.

Administration. The Compensation Committee will be responsible for the administration of the Stock Incentive Plan. The Compensation Committee will have discretionary authority to prescribe, amend and rescind the rules of the Stock Incentive Plan and to provide for conditions it determines advisable to protect the interests of the Company. The Compensation Committee will also interpret the Stock Incentive Plan and make all other determinations necessary for the administration and interpretation of the Plan. The Compensation Committee will determine the individuals who will participate in the Stock Incentive Plan and the amount, terms and conditions of such any awards granted, including the number of shares of Common Stock subject to an award, the time or times at which awards shall be granted, the provisions of the instruments by which such awards shall be evidenced, and whether or not the award shall designate options as incentive stock options.

Common Stock Subject to Stock Incentive Plan. The number of shares of Common Stock subject to awards under the Stock Incentive Plan is limited to 150,000 shares. Any shares of Common Stock subject to an award that for any reason has expired or is canceled, terminated, forfeited, substituted for or otherwise settled without the issuance of such shares will be available for future awards under the Stock Incentive Plan. If any stock split, share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event affect the Common Stock, the number of shares of Common Stock available for awards or subject to outstanding awards and their respective exercise prices and/or purchase prices (if any), will be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any such event.

Grant of Options. The Compensation Committee may grant options to participants at any time. The grant date may be the date on which the Compensation Committee awards the option or it may be the date on which a condition precedent to the grant of the option occurs. When a grant of an option is awarded, the Compensation Committee will determine the number of shares of Common Stock subject to the option. Each option will be evidenced by an option agreement specifying the exercise price of the option, the duration of the option, the number of shares of Common Stock subject to the option, the conditions upon which the option or any portion thereof shall become vested and exercisable, and the treatment of the option upon any termination of the participant’s employment with the Company and any subsidiary.

Option Price The Compensation Committee will determine the exercise price per share of Common Stock subject to an option. The exercise price will not be less than fair market value of the Common Stock on the date the option is granted. If the grant is made to an individual who owns more than 10% of the total combined voting power of the Company, the exercise price must be at least 110% of the fair market value of the Common Stock on the date the option is granted. Fair market value is defined as the mean between the highest and lowest quoted selling prices for the Common Stock on the OTCQB Market on the valuation date. In the event there are no Common Stock transactions reported on such date, the fair market value of the Common Stock will be the weighted average of the means between the highest and lowest selling prices on the nearest date before and the nearest date after the valuation date, with the average weighted inversely by the respective numbers of trading days between the selling dates and the valuation date.

Exercise of Options. The Compensation Committee will determine when an option may be exercised and what restrictions, if any, apply at the time of grant of such option. After becoming exercisable, an option (or portion thereof) will remain exercisable until expiration, termination or cancellation of the option. All options will terminate on the 10th anniversary of their grant date, or on the 5th anniversary of their grant date in the case of an option held by an individual who owns more than 10% of the total combined voting power of the Company.

Termination of Employment. Except as otherwise provided in any employment agreement between the Company and a participant, in the event of termination of a participant’s employment with the Company or any subsidiary other than as a result of such participant’s death, disability or as a result of a termination for cause, vested options will no longer be exercisable three months following the date of termination of a participant’s employment, and no unvested options will vest after such participant’s termination.

Except as otherwise provided in any employment agreement between the Company and a participant, in the event of the death or disability of a participant while employed by the Company or any subsidiary, vested options will be exercisable for one year following the date of death or disability or until the expiration of such option, if earlier. In the event of the participant’s death, vested options may be exercised by the participant’s designated beneficiary or the executor or administrator of the participant’s estate. In the event of the participant’s disability, vested options may be exercised by the participant’s personal representative. Except as otherwise provided in any employment agreement between the Company and the participant, no unvested options will vest after such participant’s death or disability.

Except as otherwise provided in any employment agreement between the Company and a participant, in the event of a participant’s termination of employment with the Company or any subsidiary for cause, any options granted to the participant pursuant to Stock Incentive Plan shall expire on the participant’s date of termination, whether or not the options were vested on the date of termination.

Effective Date and Termination. The Stock Incentive Plan is effective upon adoption by the Board of Directors or such later date, as the Board of Directors may specify, and shall automatically expire on the 10th anniversary of its adoption.

Income Tax Consequences. Set forth below is a brief summary of some of the income tax consequences of exercise of an option and disposition of shares under present tax law. This summary is necessarily incomplete and the tax laws and regulations are subject to change.

•

Exercise of Option – Incentive Stock Option. If the option qualifies as an incentive stock option, there will be no regular U.S. federal income tax liability or state income tax liability upon the exercise of the option, although the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price will be treated as a tax preference item for U.S. federal alternative minimum tax purposes and may subject purchaser to the alternative minimum tax in the year of exercise. The Company is not entitled to a deduction upon exercise of an incentive stock option.

•

Exercise of Option - Nonqualified Stock Option. If the option does not qualify as an incentive stock option, there may be a regular U.S. federal income tax liability and a state income tax liability upon the exercise of the option. The participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

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Disposition of Shares - Incentive Stock Option. If the shares are held for more than one year after the date of the transfer of the shares pursuant to the exercise of an incentive stock option and more than two years after the grant date, any gain realized on disposition of the shares will be treated as long-term capital gain for federal and state income tax purposes. In general, if shares purchased under an incentive stock option are disposed of within the applicable one-year or two-year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) in the year of the disposition to the extent of the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a deduction in a like amount.

•

Disposition of Shares - Nonqualified Stock Option. If the shares are held for more than one year after the date of the transfer of the shares pursuant to the exercise of a nonqualified stock option, any gain realized on disposition of the shares will be treated as long-term capital gain.

New Plan Benefits

Because awards granted under the Stock Incentive Plan will be at the discretion of the Compensation Committee, the awards that will be granted in the future are not currently determinable. However, pursuant to accepted terms of offers of employment, and contingent upon stockholder approval of the Stock Incentive Plan, the Compensation Committee has agreed to grant stock option awards to certain executive officers of the Company as set forth below.

Name & Position	Number of Shares (1)
Anthony B Johnston, Chairman, President and Chief Executive Officer	80,000
Stephen P. Slay, Chief Financial Officer	10,000
David Denton, Chief Operating Officer	10,000
Executive Group	100,000
Non-Executive Director Group	0
Non-Executive Officer Employee Group	0

(1)

The Compensation Committee will determine the exercise price of the options and the exercise price will not be less than fair market value of the Common Stock on the date the option is granted. As of April 11, 2014, the closing market price per share of the Common Stock was $2.15, as reported by the OTCQB.

Other than those set forth above, the Compensation Committee has not made or entered into any commitments, agreements or understandings related to any future Stock Incentive Plan awards.

Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2013, the Company did not have an equity compensation plan in place and there were no stock appreciation rights or stock options outstanding under any equity compensation plans the Company previously had in place.

Required Vote and Recommendation

Approval of the Stock Incentive Plan requires the affirmative vote of a majority of the votes cast on the matter. Only those votes cast “for” and “against” are included and abstentions are not counted when determining whether the Stock Incentive Plan is approved.  Brokers and other nominees who have not received voting instructions from the beneficial owner of the shares held by such broker do not have the authority to vote on this proposal.  Accordingly, broker non-votes will not have any effect on the approval of the Stock Incentive Plan.  Unless otherwise instructed on the proxy or authority to vote is withheld, shares represented by executed proxies will be voted “FOR” approval of the 2014 Stock Incentive Plan.  If the stockholders do not approve the Stock Incentive Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders

The Board of Directors has unanimously approved the Stock Incentive Plan and recommends that the stockholders vote “FOR” approval of the Stock Incentive Plan.

BOARD OF DIRECTORS

The following table sets forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any directors and executive officers.

Name of Nominee	Age	Title
Anthony B. Johnston	53	Chairman of the Board , President and Chief Executive Officer
John E. Harris	53	Vice Chairman of the Board
Craig R. Frank	53	Director
Graeme L. Jack	46	Director
Paul B. Luber	53	Director
Mary A. Stanford	53	Director
Allen D. Tilley	76	Director

Anthony B. Johnston. Mr. Johnston, age 53, has served on the Company’s Board of Directors since February 2007 and was appointed Chairman of the Board, President and Chief Executive Officer on April 2, 2013. He has over 28 years of public company experience in both the manufacturing and service sectors. Previously, Mr. Johnston served as the Chief Financial Officer of Uniglobe Beacon Travel, a corporate travel management company based in Western Canada, from 2008 to 2013. From October 1996 until November 2007, he was a Senior Vice President with The Westaim Corporation, located in Calgary, Alberta, Canada, and during the period from 2002 to 2005, was President of iFire Technologies, a subsidiary of The Westaim Corporation. Prior to joining Westaim, Mr. Johnston spent 15 years with Canadian Airlines International in a variety of senior management and executive positions. Mr. Johnston serves on the board of directors of a privately-held company, EssentialTalk Corporate Services. The Board considered Mr. Johnston’s extensive financial and managerial experience in determining that he was qualified to serve on the Board of Directors.

John E. Harris. Mr. Harris, 53, serves as the Vice Chairman of the Board and has been a Director since July 2005. Mr. Harris is a Vice President and Portfolio Manager for the Bank of Texas. From August 2006 until February 2008, Mr. Harris was a Portfolio Manager for US Trust, Bank of America Private Wealth Management. Before that, Mr. Harris was a Principal of Harris Capital Advisors, a consulting, investment analysis and private equity financing firm, from 2001 through August 2006. Mr. Harris also served as Vice President of Emerson Partners, a real estate private equity fund, from 2001 to 2003. Mr. Harris is a Chartered Financial Analyst and holds a Master of Business Administration from Southern Methodist University. The Board determined that Mr. Harris is qualified to serve on the Board of Directors as a result of his extensive management, operational, financial and investment banking experience as well as his track record of achievement and sound judgment as demonstrated by his experience in the banking and private equity industries.

Craig R. Frank. Mr. Frank, 53, has been a Director of the Company since March 2006. Mr. Frank has served as Chief Executive Officer of Tudog International Consulting, a business consulting firm, since 2002. Mr. Frank also served as the Chairman and Chief Executive Officer of Alternative Fuels Americas (AFAI.PK), a farm-to-fuel biodiesel company, during 2007, and has continued to serve in that role since 2010. In deciding to nominate Mr. Frank, the Board of Directors considered his extensive marketing and international business experience with a broad range of clients and industries.

Graeme L. Jack. Mr. Jack, 46, is an executive in the banking industry. Mr. Jack was an Executive Vice President with Busey Bank in Champaign, Illinois from August 2011 to January 2014. Before joining Busey Bank, he was a Senior Vice President with Fifth Third Bank in Chicago from 2003 until August 2011. Before joining Fifth Third Bank, Mr. Jack spent five years in the Corporate Finance Department of J.P. Morgan and Chase Securities in both Brazil and New York. From 1989 through 1996, he served as a Company Executive Officer and Platoon Leader in the United States Marine Corps. Mr. Jack earned an MBA from Northwestern University and a B.A. from the University of Illinois. In deciding to nominate Mr. Jack, the Board of Directors considered his extensive corporate finance and commercial banking experience.

Paul B. Luber. Mr. Luber, 53, has been a Director of the Company since February 2010. Mr. Luber has served as President and CEO of The Jor-Mac Company from 2008 to present and, prior to that, he served as CEO of The Jor-Mac Company from 2000 through 2008. The Jor-Mac Company is a contract manufacturer of engineered metal fabrications that serves Fortune 1000 and middle market original equipment manufacturers throughout the United States, Canada, Mexico and Brazil. Mr. Luber serves as an active investor, board member, advisor and partner in other operating businesses and non-profit entities and as a Regent at the Milwaukee School of Engineering. Mr. Luber earned a degree in Mechanical Engineering and Master of Business Administration from the University of Wisconsin — Madison. Mr. Luber also serves on the board of directors of Universal Mfg. Co. (UFMG), a public company headquartered in Lincoln, Nebraska. In deciding to nominate Mr. Luber, the Board of Directors considered his extensive management, operational and engineering business expertise, in addition to his track record of achievement and sound judgment as demonstrated by his history as the CEO of The Jor-Mac Company.

Mary A. Stanford. Dr. Stanford, 53, has been a Director since July 2005. Dr. Stanford has been a Professor of Accounting at the Neeley School of Business at Texas Christian University since 2002. Dr. Stanford previously was an Associate Professor of Accounting at Syracuse University from 1999 to 2002. In deciding to nominate Dr. Stanford, the Board of Directors considered her extensive accounting experience and corporate governance knowledge, including her tenure as a Professor of Accounting at the Neeley School of Business and Texas Christian University.

Allen D. Tilley. Mr. Tilley, 76, has been a Director of the Company since September 2007 and was appointed Chief Executive Officer in February 2008. Mr. Tilley served as Chief Executive Officer until his retirement on September 1, 2011. Since September 2006, Mr. Tilley has served as an adjunct professor at Southern Methodist University’s School of Engineering. From 1998 through December 2006, Mr. Tilley was the President, CEO and partner of Schubert Packaging Systems (“SPS”), a subsidiary of a German-based packaging machine manufacturer and, from 1997 to 1998, served as a consultant to the packaging machine manufacturer prior to starting SPS. Prior to that, Mr. Tilley spent more than 20 years in various executive positions with Frito Lay and PepsiCo Foods International (“PFI”), divisions of PepsiCo, last serving as Vice President of Operations for PFI. Mr. Tilley holds a BS in Engineering from Kansas State University and a Master of Business Administration from Southern Methodist University. In deciding to nominate Mr. Tilley, the Board of Directors considered his extensive manufacturing and engineering experience and his more than 20 years of operational experience in large, diversified businesses.

There have been no events under any bankruptcy law, no criminal proceedings (excluding traffic violations and other minor offenses) and no judgments, orders, decrees or injunctions material to the evaluation of the ability and integrity of any executive officer, nominee or director of the Company during the past ten years.

DIRECTOR COMPENSATION

The following table sets forth certain information with respect to the compensation of all members of the Board of Directors for the year ended December 31, 2013:

Name	Fees Earned or Paid in Cash	Total Compensation
Craig R. Frank	$12,000	$12,000
John E. Harris	32,000	32,000
Graeme L. Jack	12,000	12,000
Anthony B. Johnston (1)	18,000	18,000
Paul B. Luber	12,000	12,000
Mary A. Stanford	15,500	15,500
Allen D. Tilley	12,000	12,000

_________________________________

(1)

Anthony Johnston was appointed Chairman, President and Chief Executive Officer effective April 2, 2013. Prior to this appointment, Mr. Johnston was compensated $3,000 for his service as an independent Director. Mr. Johnston was compensated $15,000 for his service as Chairman from the date of his appointment through the end of fiscal 2013.

During the year ended December 31, 2013, each director who was not a salaried employee of the Company was paid an annual base director fee of $10,000, payable in quarterly installments. In recognition of the additional responsibilities and time commitment associated with their positions, the Non-Executive Vice Chairman, Mr. John Harris, and the Chair of the Audit Committee, Dr. Stanford, received additional fees of $20,000 and $3,500, respectively, on an annual basis, payable in cash at the end of each calendar quarter. Each director received $500 for each meeting of the Board of Directors attended in person or by conference telephone, payable in cash at the end of each calendar quarter. No director received additional compensation for attendance at any meeting of any committee of the Board of Directors.

Anthony Johnston was appointed Chairman of the Board, President and Chief Executive Officer of the Company effective April 2, 2013. Mr. Johnston continues to be a member of the Board of Directors and participate in its meetings but is not an independent Director and does not serve on any committee of the Board of Directors. The only compensation he receives for his services as a Director is $20,000 for his role as Chairman of the Board.

CORPORATE GOVERNANCE

Our Board of Directors oversees our overall performance on behalf of our stockholders. Members of our Board stay informed of our business through discussions with our Chief Executive Officer and other members of our executive team, by reviewing materials provided to them, and by participating in regularly scheduled Board and committee meetings.

Our Board is elected by our stockholders to govern the Company’s business and affairs. Our Board selects our senior management team, which is charged with conducting our business. Having selected our senior management team, our Board acts as an advisor to senior management and monitors their performance. Our Board reviews the Company’s strategies, financial objectives and operating plans. It also plans for management succession of our Chief Executive Officer, as well as other senior management positions, and oversees our compliance efforts.

Term of Office

The Company’s Certificate of Incorporation provides for one class of directors comprising the Board of Directors. Directors serve from the time they are duly elected and qualified until the next annual meeting of the Company’s stockholders, until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal from office.

Director Independence

The Board of Directors has determined that all of its members, other than Mr. Tilley, who served as the Company’s Chief Executive Officer until September 1, 2011, and Mr. Johnston, who currently serves as the Company’s Chief Executive Officer, are “independent” within the meaning of the NASDAQ and SEC rules regarding independence, and that each such person is free of any relationship that would interfere with the individual exercise of independent judgment. Our Board has further determined that each member of the Board’s three committees meets the independence requirements applicable to those committees prescribed by NASDAQ and SEC rules, including Rule 10A-3(b)(1) under the Exchange Act related to audit committee member independence.

Board Leadership

Effective April, 2, 2013, Anthony Johnston was appointed our President and Chief Executive Officer and was named the Chairman of the Board. As Chairman, he succeeded John Harris, who, until that date, had served as our Non-Executive Chairman. The Company’s corporate governance documents provide the Board with maximum flexibility to select the appropriate leadership structure for the Company. The Board of Directors strongly believes at this time that the most effective Board leadership structure is to have Mr. Johnston serve as both Chairman and Chief Executive Officer and to have Mr. Harris, an independent director, serve as the Board’s Vice-Chairman. As discussed below, the Board of Directors believes that this leadership structure at the present time strikes the optimal balance between unified leadership and effective independent oversight.

The Company’s business is complex and its products are sold throughout the world. Especially in this challenging economy, the Board of Directors believes that it is best for the Company and its stockholders to have the same individual serve as Chairman and Chief Executive Officer. First, this structure promotes efficient board meetings. A combined Chairman and Chief Executive Officer acts as a bridge between management and the Board of Directors, encouraging, along with the independent Vice-Chairman, strong information flows so that both groups act with a common purpose. Second, this structure facilitates short-term crisis management and long-term strategic planning. The Chief Executive Officer has an in-depth knowledge of Company operations and the industries and markets in which the Company competes. As such, the Board of Directors believes that Mr. Johnston, rather than an outside director, is in the best position to bring valuable insights, business issues and market opportunities and risks to the Board’s attention for review and deliberation. Third, this Board leadership structure promotes decisive, unified leadership. With a combined Chairman and Chief Executive Officer, there is clarity about responsibility and accountability. Most importantly, combining the Chairman and Chief Executive Officer builds a cohesive corporate culture, allowing the Company to speak with a single voice both inside and outside the Company.

The Company does not have a lead director and does not believe that appointing a lead director would materially impact the performance of the Board of Directors, as it currently employs a variety of structural and operational controls that serve the same purpose. For example, our Vice-Chairman is an independent director. Also, each committee chair acts as “presiding director” for Board of Directors’ discussions on topics within the sphere of his or her committee. All members of the Board of Directors are free to suggest the inclusion of items on Board of Directors and committee meeting agendas, and, to the fullest extent possible, all meeting materials and presentations are distributed to the Board of Directors in advance, allowing efficient use of time during meetings for questions and comprehensive deliberations. All members of the Board of Directors have direct and complete access to the Company’s management at all times, subject to reasonable time constraints and their judgment. Additionally, the Chief Executive Officer’s performance and compensation are evaluated and determined by the Compensation Committee, which is composed solely of independent directors. Finally, each committee of the Board of Directors, all of which are composed solely of independent directors, has the right at any time to retain independent outside financial, legal or other advisors.

Board of Directors’ Role in Risk Management

The Board of Directors takes an active role in risk oversight of the Company both as a full board and through its committees. Strategic risk, which relates to the Company properly defining and achieving its high-level goals and mission, as well as operating risk, the effective and efficient use of resources and pursuit of opportunities, are regularly monitored and managed by the full Board of Directors through regular and consistent review of the Company’s operating performance and strategic plan. For example, at the Board of Directors meetings held last year, management provided presentations on the Company’s various operations and performance as a whole. In addition, the Board of Directors discusses risks related to the Company’s business strategy at various meetings held throughout the year as appropriate. Reporting risk and compliance risk are primarily overseen by the Audit Committee. The Audit Committee meets regularly throughout the year and receives input directly from management as well as the Company’s independent registered public accounting firm, Travis Wolff, regarding the Company’s financial reporting process, internal controls and public filings.

Code of Business Conduct & Ethics

The Company has adopted a Code of Business Conduct & Ethics, which is applicable to all employees, officers and directors of the Company. The Code of Business Conduct & Ethics is intended to address conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets and compliance with laws, rules and regulations (including insider trading and reporting requirements). The Code of Business Conduct & Ethics establishes special ethical rules with respect to the executive officers of the Company. It also establishes compliance procedures and mechanisms for reporting suspected violations. The Company’s Code of Business Conduct & Ethics is available on the Company’s website (www.americanlocker.com). The Company intends to disclose amendments to, or waivers from, provisions of the Code of Business Conduct & Ethics that apply to the executive officers by posting such information on its website.

Stockholder Communications with the Board of Directors

The Board of Directors has established a process to receive communications from stockholders and other interested parties. To communicate with the Board of Directors, any individual director or any group or committee of the Board of Directors, correspondence should be addressed to the Board of Directors or such individual or group or committee and sent to:

American Locker Group Incorporated

c/o Corporate Secretary

PO Box 169

Coppell, Texas 75019

Communications sent in this manner will be reviewed by the office of the Corporate Secretary for the sole purpose of determining whether the contents represent a message to one or more of the Company’s directors.

MEETINGS AND COMMITTEES OF DIRECTORS

The Board of Directors held four meetings during the fiscal year ended December 31, 2013. The Board of Directors has three standing committees: the Audit Committee; the Executive Compensation — Stock Option Committee; and the Nominating and Governance Committee. Each committee member is appointed by the Board of Directors and is “independent” as defined under NASDAQ rules and applicable rules and regulations of the SEC. During the fiscal year ended December 31, 2013, no director attended less than 75% of the aggregate number of meetings of the Board of Directors and the number of committee meetings of which such director was a part.

It is the Company’s policy that each member of the Board of Directors attends the Annual Meeting of the Company’s stockholders. With the exception of Mary Stanford, all members of the Board of Directors were in attendance at the 2013 annual meeting of the Company’s stockholders, which was the last annual meeting of the Company’s stockholders that was held.

As of the date of this proxy statement, each director currently serves on the following committees:

Name of Director	Audit Committee	Executive Compensation-Stock Option Committee	Nominating and Governance Committee
Craig R. Frank	—	Member	Member
John E. Harris	Member	Member	Chair
Graeme L. Jack	Member	—	—
Anthony B. Johnston	—	—	—
Paul B. Luber	—	Chair	Member
Mary A. Stanford	Chair	—	—
Allen D. Tilley	—	—	—
Number of meetings held in 2013	7	2	None

Audit Committee

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to:

•       the integrity of the Company’s financial statements;

•       the Company’s compliance with legal and regulatory requirements;

•       the Company’s system of internal account and financial controls;

•       the qualifications and independence of the Company’s independent registered public accounting firm;

•       the performance of the Company’s internal audit function; and

•       the Company’s compliance with our Code of Business Conduct & Ethics.

The role and other responsibilities of the Audit Committee are governed by an Amended and Restated Audit Committee Charter, which is available on our website (www.americanlocker.com). In accordance with proxy rules promulgated by the Securities and Exchange Commission, we are required to file a copy of the Amended and Restated Audit Committee Charter at least once every three years as an exhibit to our Proxy Statement. The Amended and Restated Audit Committee Charter is attached as Appendix B to this Proxy Statement.

All members of the Audit Committee are “independent” as defined under NASDAQ and SEC rules and regulations, and each member of the Audit Committee is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. The Board of Directors has determined that Dr. Stanford qualifies as an “audit committee financial expert” as defined by SEC regulations.

Executive Compensation — Stock Option Committee

The purpose of the Executive Compensation — Stock Option Committee (the “Compensation Committee”) is to assist the Board of Directors in determining the compensation of directors and senior management and to administer the Company’s benefit plans. The Compensation Committee determines the amount and form of executive officer and director compensation and recommends this to the Board of Directors as a whole. The Compensation Committee does not have a charter and does not have the authority to delegate its authority to establish compensation to other persons.

In fulfilling its duties, the Compensation Committee, among other things:

•

reviews periodically our executive compensation plans in light of our Company’s goals and objectives with respect to such plans and, if the committee deems appropriate, adopt, or recommend to our Board the adoption of new, or the amendment of existing, executive compensation plans;

•

evaluates annually the performance of our Chief Executive Officer and, with our CEO’s participation and input, that of our other executive officers in light of the goals and objectives of our executive compensation plans;

•	approve any equity compensation awarded to any of our executive officers, subject to the requirements of the applicable compensation plans; and

•

with respect to SEC reporting requirements, review and discuss with management our compensation discussion and analysis, and oversee the preparation of, and approve, the Compensation Committee’s report on executive compensation to be included in our proxy statement.

All members of the Compensation Committee are “independent” as defined under NASDAQ and SEC rules and regulations. The Compensation Committee recommends to the Board of Directors the compensation for the Company’s executive officers. The Board of Directors, as a whole, sets the compensation of the executive officers based upon the recommendations of the Compensation Committee. The Board of Directors consults with the Chief Executive Officer with respect to the compensation paid to the other executive officers.

Nominating and Governance Committee; Nominating Procedures

The Nominating and Governance Committee actively seeks and identifies individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors, and selects each nominee for election as a member of the Board of Directors. The Nominating and Governance Committee also selects the membership composition of the committees of the Board of Directors. Only directors who meet the independence standards set by NASDAQ and the SEC are permitted to serve on the Nominating and Governance Committee. The Nominating and Governance Committee does not have a written charter.

The Nominating and Governance Committee reviews periodically with the full Board of Directors the qualifications of new and existing members of the Board of Directors. The Nominating and Governance Committee also considers the level of independence of individual members and such other factors as the Board of Directors deems appropriate, including overall skills and excellence, to ensure the Company’s ongoing compliance with the independence and other standards set by NASDAQ and the SEC.

All members of the Nominating and Governance Committee are “independent” as defined under NASDAQ and SEC rules and regulations.

The Nominating and Governance Committee is responsible for evaluating potential candidates for membership on the Board of Directors and evaluates prospective nominees identified on its own initiative as well as those candidates recommended to it by members of the Board of Directors, management or stockholders. The Nominating and Governance Committee uses the same criteria for evaluating candidates recommended by stockholders in accordance with the procedures outlined below as it does for those proposed by other members of the Board of Directors or management.

To be considered for membership on the Board of Directors, a proposed candidate must: be of proven integrity with a record of substantial achievement in an area of relevance to the Company; have demonstrated ability and sound judgment that usually will be based on broad experience; be able and willing to devote the required amount of time to the Company’s affairs; possess a judicious and critical temperament that will enable objective appraisal of management’s plans and programs; and be committed to building sound, long-term Company growth. The Nominating and Governance Committee does not have a separate policy on diversity; however, diversity with regards to experience, background, skill sets, gender and racial makeup is one of the criteria to be considered for membership on the Board of Directors. The Nominating and Governance Committee believes the Company has attracted directors representing a diverse base of experience, skills and perspectives.

The Nominating and Governance Committee will consider candidates proposed by the stockholders of the Company, taking into consideration the needs of the Board of Directors and the candidate’s qualifications. To have a candidate considered by the Nominating and Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	the name and address of the proposed candidate;

•	the proposed candidate’s resume or a list of his or her qualifications to be a director of the Company;

•	a description of what would make such person a good addition to the Board of Directors;

•

a description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board of directorships and committee memberships;

•	a confirmation of such person’s willingness to serve as a director if selected by the independent directors and the Board of Directors;

•	the name of the stockholder proposing the candidate, together with information as to the number of shares owned by such stockholder and the length of time of ownership; and

•	any information about the proposed candidate that, under the SEC’s proxy rules, would be required to be included in the Company’s proxy statement if such person were included as a nominee.

The stockholder recommendation and information described above must be sent to the Company’s Secretary at P.O. Box 169, Coppell, Texas 75019, and, in order to allow for timely consideration, must be received not less than 120 days in advance of the anniversary date of the release of the proxy statement for the most recent annual meeting of stockholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the Nominating and Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, and the Nominating and Governance Committee believes that the candidate has the potential to be a contributing member of the Board of Directors, the Nominating and Governance Committee would seek to gather additional information from or about the candidate, including through one or more interviews, as appropriate, and a review of his or her accomplishments and qualifications generally in light of any other candidates that the Nominating and Governance Committee may be considering.

EXECUTIVE OFFICERS

The following table sets forth information regarding the executive officers of the Company:

Name of Nominee	Age	Title
Anthony B. Johnston	53	Chairman of the Board, President and Chief Executive Officer
David Denton	45	Chief Operating Officer
Stephen P. Slay	51	Chief Financial Officer

The executive officers named above were appointed by the Board of Directors to serve in such capacities until their respective successors have been duly appointed and qualified or until their earlier death, resignation or removal from office.

David Denton. Mr. Denton, 45, has served as the Company’s Chief Operating Officer since October 29, 2012 and is responsible for the manufacturing and logistics operations of the Company.  He previously was the Operations Manager for Imperial Group, a division of Accuride Corporation. From 2005 until joining Imperial Group, he was Chief Executive Officer of Global CNC Solutions, a precision machined component manufacturer supplying product to aerospace and defense customers. Mr. Denton has a Bachelor’s Degree in Business Management and has more than 20 years of manufacturing experience. He served in the United States Air Force as an Aircraft Machinist and Certified Aircraft Welder, during which he spent the majority of his time in Saudi Arabia in support of Operation Desert Storm.

Stephen P. Slay. Mr. Slay, age 51, has served as the Company’s Chief Financial Officer since April 2, 2013 and has over 25 years of experience as an accounting and finance professional. From 2006 to 2012, Mr. Slay was with DRI Corporation, a public company headquartered in Dallas, Texas and served as its Corporate Controller, Chief Financial Officer and Chief Accounting Officer. Prior to DRI Corporation, Mr. Slay held senior accounting and finance positions at Axtive Corporation, McAfee, Inc., Zane Publishing, Inc., and Greyhound Lines, Inc., all located in the Dallas, Texas area. Mr. Slay started his career with the public accounting firm of Arthur Andersen & Company and is a 1985 graduate of the University of Oklahoma.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table and the accompanying explanatory footnotes set forth the cash and non-cash compensation awarded to, earned by, and paid by the Company to, its principal executive officer and other executive officers who were the most highly compensated executive officers for services rendered in all capacities during the last two fiscal years (the “named executive officers”).

Name and Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation		Total
Paul M. Zaidins (2)	2012	$190,000	$ —	$ —	$13,324	(1)	$203,324
President and Chief Executive Officer	2013	59,192	—	—	2,625	(1)	61,817

Anthony B. Johnston	2012	—	—	—	—		—
Chairman, President and Chief Executive Officer	2013	164,154	—	—	27,445	(3)	191,599

Stephen P. Slay	2012	—	—	—	—		—
Chief Financial Officer	2013	85,000	—	—	86,300	(4)	171,300

David Denton	2012	22,276	10,000	—	—		32,276
Chief Operating Officer	2013	133,333	10,000	—	—		143,333

(1)

Mr. Zaidins received $2,824 in 2012 as a tax reimbursement related to stock awards. Mr. Zaidins was allowed exclusive use of an auto leased by the Company and for which the Company made lease payments totaling $2,625 and $10,500 in 2013 and 2012, respectively.

(2)	Mr. Zaidins resigned as President and Chief Executive Officer of the Company effective April 2, 2013.

(3)

Mr. Johnston was allowed exclusive use of an auto leased by the Company and for which the Company made lease payments totaling $7,875 in 2013. Mr. Johnston was reimbursed $19,570 for temporary housing and other expenses incurred in relocating his residence to Texas.

(4)

On February 25, 2013, Mr. Slay was engaged by the Company on a consulting basis and appointed Vice President, Finance, and on April 2, 2013, Mr. Slay was appointed as the Company’s Chief Financial Officer. Mr. Slay’s engagement was governed by a professional services agreement pursuant to which he was paid $86,300. Mr. Slay was hired as a salaried employee of the Company on July 1, 2013.

Employment Arrangements

Paul M. Zaidins resigned as President and Chief Executive Officer of the Company effective April 2, 2013. Mr. Zaidins was party to an employment agreement; however, his employment agreement terminated on the effective date of the termination of his employment. The Company has no continuing obligation with respect to Mr. Zaidins under the employment agreement and paid no severance or termination payments as a result of any provision of the employment agreement.

Effective April 2, 2013, Anthony Johnston was appointed Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Johnston will receive base compensation of $220,000 per year, which includes his compensation as Chairman of the Board of $20,000 but excludes any other compensation relating to his activities on the Board. Mr. Johnston will also be eligible for an annual incentive bonus of up to 50% of his base salary, as determined annually by the Compensation Committee and based upon the Company’s performance. Mr. Johnston will also receive options to purchase 80,000 shares of the Company’s common stock upon adoption of the Stock Incentive Plan. Upon grant, the options will vest in equal annual installments over a four-year period. In addition, he received a $15,000 signing bonus, a vehicle allowance and reimbursement of certain relocation-related expenses. If Mr. Johnston’s employment is terminated without cause, he will be entitled to receive a severance payment equal to 12 months of his then-current base compensation plus any incentive bonus earned for the year, and all of his stock options will immediately vest. If Mr. Johnston’s employment is terminated within 24 months of a change in control of the Company, he will be entitled to receive a severance payment equal to 24 months of his then-current base compensation, plus an amount equal to two times the incentive bonus he received for the previous year; all of his stock options will immediately vest; and the Company will pay certain relocation expenses if Mr. Johnston relocates within 24 months of the date of termination.

On February 25, 2013, Stephen Slay was engaged by the Company on a consulting basis and appointed Vice President, Finance, and on April 2, 2013, Mr. Slay was appointed as the Company’s Chief Financial Officer. Mr. Slay’s consulting engagement was governed by a professional services agreement pursuant to which he was paid at the rate of $100 per hour for work performed. On July 1, 2013, Mr. Slay accepted an offer to become a salaried employee of the Company and to continue to serve as Chief Financial Officer. Mr. Slay receives a base annual salary of $170,000 and a signing bonus of $10,000. In addition, Mr. Slay is eligible for an annual incentive bonus of up to 30% of his base salary as determined annually by the Compensation Committee. Mr. Slay will receive options to purchase 10,000 shares of the Company’s common stock upon adoption of the Stock Incentive Plan. Upon grant, the options will vest in equal annual installments over a three-year period. If Mr. Slay’s employment is terminated without cause, he will be entitled to receive a severance payment equal to six months of his then-current base compensation. If there is an effective change of control of the Company and Mr. Slay’s employment is terminated without cause within 12 months of the change of control, Mr. Slay will be entitled to receive a severance payment equal to 12 months of his then current base compensation and all of his stock options will immediately vest.

On October 29, 2012, David Denton accepted an offer to serve as Chief Operating Officer of the Company. Mr. Denton received a base annual salary of $125,000 plus a signing bonus of $20,000. Effective September 1, 2013, the Compensation Committee approved an increase to Mr. Denton’s base annual salary to $150,000 and a grant of options to purchase 10,000 shares of the Company’s common stock upon adoption of the Stock Incentive Plan. Upon grant, the options will vest in equal annual installments over a three-year period. If Mr. Denton’s employment is terminated without cause, he will be entitled to receive a severance payment equal to six months of his then-current base compensation. If there is an effective change of control of the Company and Mr. Denton’s employment is terminated without cause within 12 months of the change of control, Mr. Denton will be entitled to receive a severance payment equal to 12 months of his then current base compensation and all of his stock options will immediately vest.

Outstanding Equity Awards at Fiscal Year-End

There were no equity awards as of December 31, 2013 for the Company’s named executive officers.

Retirement Benefits

The Company’s pension plans for salaried employees (U.S. and Canadian) provide for an annual pension upon normal retirement computed under a career average formula, presently equal to 2% of an employee’s eligible lifetime earnings, which includes salaries, commissions and bonuses. The Company’s named executive officers have accrued no benefits under the Company’s pension plans. See Note 10 to the Company’s consolidated financial statements (under Item 8 of the Company’s Annual Report on Form 10-K) for additional information about the Company’s decision, in May 2005, to freeze its obligations under the defined benefit plan for United States employees such that no benefits will accrue under this plan after July 15, 2006.

The Company maintains a 401(K) Plan under which it matches employee contributions at the rate of $0.10 per $1.00 of employee contributions up to a maximum of 10% of employee’s wages.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Travis Wolff, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s financial statements and issuing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles. The Audit Committee monitors the Company’s financial reporting process and reports to the Board of Directors on its findings.

In fulfilling its oversight responsibilities, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2.

The Audit Committee has discussed with Travis Wolff, its independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3.

The Audit Committee has received from Travis Wolff, the Company’s independent registered public accounting firm, the written disclosures regarding the independent registered public accounting firm’s independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with Travis Wolff the firm’s independence.

4.

Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

THE AUDIT COMMITTEE

Mary A. Stanford, Chairperson

Graeme L. Jack

John E. Harris

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected Travis Wolff as the independent accountants of the Company for the fiscal year ending December 31, 2014. Representatives of Travis Wolff are expected to be present at the Annual Meeting and are expected to be available to respond to questions. They will also be afforded an opportunity to make a statement if they desire to do so. Travis Wolff has audited our consolidated financial statements since fiscal year 2009.

The following table presents approximate aggregate fees and other expenses for professional services rendered by Travis Wolff for the audit of the Company’s annual financial statements for the years ended December 31, 2013 and 2012 and fees and other expenses for other services rendered during those periods.

	2013	2012
Audit fees	$97,000	$102,000
Audit-related fees	24,000	19,000
Tax fees	—	—
All other fees	—	—

Total	$121,000	$121,000

Audit Fees

Audit fees in 2013 and 2012 relate to services rendered in connection with the audit of the Company’s consolidated financial statements.

Audit-Related Fees

Audit-related fees in 2013 and 2012 include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are not reported under the caption “Audit Fees” above. Audit-related fees in 2013 and 2012 relate to services rendered in connection with the audits of the Company’s employee benefit plans.

Tax Fees

There were no tax fees in 2013 or 2012.

All Other Fees

There were no other fees in 2013 or 2012.

Pre-Approval Policies and Procedures

In 2012 and 2013, the only services performed by Travis Wolff for the Company were for the preparation and completion of an audit of the Company’s consolidated financial statements and of the Company’s employee benefit plans. The Audit Committee has determined that the provision of those services is consistent with the Company’s policies and with maintaining the auditor’s independence. All of the services described above were pre-approved by the Audit Committee.

As part of its duties, the Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditors in order to assure that the provision of such services does not impair the auditors’ independence. On an annual basis, the Audit Committee will review and pre-approve the services that are expected to be provided by the independent auditor. If a proposed service to be provided by the independent auditor has not been pre-approved during this process, expenditures for those services will require specific approval by the Audit Committee. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors.

BENEFICIAL OWNERSHIP OF STOCK BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The table below sets forth certain information regarding the beneficial ownership, as of March 27, 2014, of the Company’s Common Stock by (i) all persons or groups known by the Company to be the owner of record or beneficially of more than 5% of our outstanding Common Stock, (ii) each director and nominee of the Company, (iii) each of our named executive officers (identified above under the heading “Summary Compensation Table”) and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, each stockholder identified in the table possesses sole voting and investment power with respect to the shares. Unless otherwise noted, each owner’s mailing address is c/o American Locker Group Incorporated, P.O. Box 169, Coppell, Texas 75019.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Santa Monica Partners, L.P. (3)	220,926	12.9%
1865 Palmer Avenue, Larchmont, New York 10538
Mitchell M. Almy (4)	211,999	12.2%
3930 N.E. 26th Avenue, Portland, Oregon 97212
Donald L. Dunn (5)	108,682	6.4%
1201 Lincoln Mall, Suite 102, Lincoln, Nebraska 68508
Kyle S. Packer (6)	86,799	5.1%
1482 Aqua Vista Drive, Lawrenceburg, Indiana 47025
Anthony B. Johnston	1,000	*
Craig R. Frank	1,150	*
John E. Harris (7)	103,417	6.1%
Graeme L. Jack	14,117	*
Paul B. Luber (8)	212,080	12.2%
Mary A. Stanford	4,986	*
Allen D. Tilley (9)	30,270	1.8%
All directors and executive officers as a group (7 persons)	367,020	21.2%

*	Less than 1%

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and, unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power. Any securities held in the name of, and under, the voting and investment power of a spouse of an executive officer or director have been excluded.

(2)

Calculated based on 1,687,319 shares of Common Stock outstanding on March 27, 2014, plus, for each person or group, any securities that such person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3)

Information is based on the Schedule 13D/A filed on September 6, 2013 by a group consisting of Santa Monica Partners, L.P., its general partner, SMP Asset Management LLC, and the President and sole owner of the general partner, Lawrence J. Goldstein. Santa Monica Partners, L.P. directly owns 116,505 shares and Mr. Goldstein directly owns 82,000 shares. Additionally, Mr. Goldstein owns 10,000 shares of the Company’s Series C Preferred Stock that was convertible into 22,421 shares of Common Stock on March 27, 2014, determined on a per-share basis by dividing $5.00 by the average of the closing price of the Common Stock for the 10 trading days immediately prior to March 27, 2014.

(4)

Information is based on the Schedule 13D/A filed on February 12, 2014 by a group consisting of Mitchell M. Almy, Mitchell M. Almy and Diana K. Almy Joint Tenants, Manzanita Capital Inc. FBO Mitchell M. Almy 401-K, National Financial Services FBO Mitchell Almy Individual Retirement Account and Mitchell Securities Corporation of Oregon. Mitchell Almy possesses sole voting power and sole dispositive power with respect to 83,154 shares and possesses shared voting power and shared dispositive power with respect to 84,002 shares owned jointly with Diana K. Almy. Additionally, Mr. Almy owns 20,000 shares of the Company’s Series C Preferred Stock that was convertible into 44,843 shares of Common Stock on March 27, 2014, determined on a per-share basis by dividing $5.00 by the average of the closing price of the Common Stock for the 10 trading days immediately prior to March 27, 2014.

(5)

Information is based on the Schedule 13D filed on August 13, 2013 by Donald L. Dunn. Mr. Dunn directly owns 86,261 shares. Additionally, Mr. Dunn owns 10,000 shares of the Company’s Series C Preferred Stock that was convertible into 22,421 shares of Common Stock on March 27, 2014, determined on a per-share basis by dividing $5.00 by the average of the closing price of the Common Stock for the 10 trading days immediately prior to March 27, 2014.

(6)

Information is based on the Schedule 13D filed on September 30, 2013 by Kyle S. Packer and his wife, Angela C. Packer. Kyle S. Packer possesses sole voting power and sole dispositive power with respect to 44,599 shares and Angela C. Packer possesses sole voting power and sole dispositive power with respect to 42,200 shares.

(7)	Includes 30,841 shares held directly and 72,576 held indirectly through John E. Harris Rollover IRA, Fidelity Management Trust Company, custodian.

(8)

Information is based on the Schedule 13D/A filed on November 21, 2013 by Paul B. Luber. Mr. Luber directly owns 167,237 shares. Additionally, Mr. Luber owns 20,000 shares of the Company’s Series C Preferred Stock that was convertible into 44,843 shares of Common Stock on March 27, 2014, determined on a per-share basis by dividing $5.00 by the average of the closing price of the Common Stock for the 10 trading days immediately prior to March 27, 2014.

(9)	Includes 20,261 shares held directly and 10,009 shares held indirectly through Allen D. Tilley 401(k) Plan.

The Company is not aware of any arrangements, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company. No change in control of the Company has occurred since the beginning of the Company’s last fiscal year.

TRANSACTIONS WITH RELATED PERSONS

Our directors recognize that “transactions” with a “related person” (as such terms are defined in Item 404 of Regulation S-K) present a heightened risk of conflict of interest and have determined that the Board of Directors is best suited to review, assess and either approve or deny related person transactions. Accordingly, any related person transaction recommended is reviewed by the Board of Directors and only approved by a majority vote of the disinterested members of the Board of Directors.

On December 10, 2013, the Company executed a promissory note, effective as of November 13, 2013, in favor of Anthony Johnston, the Company’s Chairman and Chief Executive Officer, in the principal amount of $200,000 to evidence a loan by Mr. Johnston to the Company. The principal balance of the note, together with accrued but unpaid interest, is due and payable on November 30, 2014. The interest rate on the note is 6.00% and the Company may prepay the note at any time and from time to time without premium or penalty. If the Company does not repay the note in full by December 31, 2013, the Company will be required to make monthly payments of $2,193 to Mr. Johnston in order to compensate him for moving expenses associated with his relocation to Dallas. These monthly payments will begin on January 1, 2014 and continue on a monthly basis until the note is repaid in full. The highest amount of indebtedness under this note during 2013 was $200,000 and the note balance as of December 31, 2013 was $200,000. No interest was paid on the note during 2013.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our directors and executive officers are required by federal law to file reports with the Securities and Exchange Commission regarding the amounts of and changes in their beneficial ownership of our common stock. Based on our review of copies of those reports, we are required to disclose in our proxy statement failures to report shares beneficially owned or changes in beneficial ownership, and failures to timely file required reports, during the previous year.

To our knowledge, based solely on a review of the copies of such reports furnished to us and representations by the persons required to file reports under Section 16(a) of the Securities Exchange Act of 1934, during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to our executive officers and directors during fiscal 2013 were met.

ADDITIONAL INFORMATION

Stockholder Proposals for Next Annual Meeting

The Company currently intends to hold its next annual meeting in May 2015. Subject to Rule 14a-8 of the Exchange Act, any stockholders who desire to submit a proposal (a “Rule 14a-8 Proposal”) for inclusion in the Company’s proxy statement may submit a Rule 14a-8 Proposal to the Company at its principal executive offices no later than December 17, 2014. Only those Rule 14a-8 Proposals that are timely received by us and are proper for stockholder action (and otherwise proper) will be included in the Company’s proxy materials. Proposals received after this date will be included in the Company’s proxy materials or presented at the annual meeting only at the discretion of the Board of Directors.

Written requests for inclusion of any stockholder proposal should be addressed to Corporate Secretary, American Locker Group Incorporated, P.O. Box 169, Coppell, Texas 75019. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

The Board of Directors will consider any nominee recommended by stockholders for election at the annual meeting of the stockholders if that nomination is submitted in writing to the Corporate Secretary at the address in the preceding paragraph.

OTHER MATTERS

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 is being mailed to all stockholders of record as of the Record Date concurrently with the mailing of this Proxy Statement. The Annual Report on Form 10-K, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card promptly in the enclosed envelope, so that your shares will be represented at the Annual Meeting.

By Order of the Board of Directors,

Anthony B. Johnston
Chairman, President and Chief Executive Officer

April 14, 2014

 APPENDIX A

2014 STOCK INCENTIVE PLAN

OF

AMERICAN LOCKER GROUP INCORPORATED

Article I
Purposes

The purposes of this 2014 Stock Incentive Plan of American Locker Group Incorporated (this “Plan”) are to foster and promote the long-term financial success of the Company and the Subsidiaries, and materially increase stockholder value by (a) rewarding management on a basis that reflects the growth in value for the Company’s stockholders, and (b) empowering management to make the best decisions to grow the value of the Company.

Article II
Definitions, Etc.

Section 2.01     Certain Definitions. Whenever used in this Plan, the following terms shall have the respective meanings set forth below:

(a)     “Adjustment Event” means any dividend payable in capital stock of the Company, and any stock split, share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, in each case, affecting the Common Stock.

(b)     “Affiliate” means, with respect to any Person, any other Person who or which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

(c)     “Award” means an award of an Option.

(d)     “Board” means the Board of Directors of the Company.

(e)     “Cause” means, with respect to any Participant (as determined by the Committee in its sole discretion) (i) any willful failure by Participant to perform the material duties of his engagement by the Company (other than any such breach or failure due to Participant’s physical or mental illness) and the continuance of such failure for more than thirty (30) days after the Company notifies Participant in writing that Participant has failed or is failing to perform such duties; (ii) Participant’s engaging in fraud, willful misconduct or dishonesty that has caused or is reasonably expected to result in material injury to the Company or any of its Affiliates or their respective businesses or reputations; (iii) any breach by Participant of any fiduciary duty owed to the Company or any of its Affiliates or shareholders; (iv) Participant’s conviction of, or entering a plea of guilty or nolo contendere to, a crime that constitutes a felony in the jurisdiction involved; or (v) any material breach by Participant of any of Participant’s obligations under any material written agreement or covenant with the Company or any of its Affiliates and the continuance of such breach for more than thirty (30) days after the Company notifies Participant in writing that Participant has breached or is breaching Participant’s obligations under such material written agreement or covenant with the Company or any of its Affiliates. Notwithstanding the foregoing, with respect to any Participant who is party to an employment or consulting agreement with the Company or any Subsidiary, “Cause” shall have the meaning specified in such agreement.

(f)     “Change of Control” means, with respect to the Company, the first to occur after the adoption of the Plan by the Board of any of the following:

the acquisition by any Person or “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), other than by (A) the Company or any Subsidiary, or (B) any employee benefit plan of the Company or any Subsidiary, through one transaction or a series of transactions of more than 50% of the combined voting power of the then outstanding voting securities of the Company;

(i)     the merger or consolidation of the Company as a result of which persons who were stockholders of the Company immediately prior to such merger or consolidation, do not, immediately thereafter, own, directly or indirectly, 50% or more of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;

(ii)     the stockholders of the Company approve the liquidation or dissolution of the Company (other than a liquidation or dissolution occurring upon a merger or consolidation thereof or as a result of the Company’s filing for liquidation under the United States Bankruptcy Code); or

(iii)     the sale, transfer or other disposition of all or substantially all of the assets of the Company through one transaction or a series of related transactions.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

(g)     “Code” means the Internal Revenue Code of 1986, as amended.

(h)     “Commission” means the Securities and Exchange Commission.

(i)     “Company” means American Locker Group Incorporated, a Delaware corporation, and any successor thereto.

(j)     “Committee” means the Executive Compensation—Stock Option Committee of the Board (or such other committee of the Board as the Board shall designate) or, if there shall not be any such committee then serving, the Board.

(k)     “Common Stock” means the common stock, par value $1.00 per share, of the Company.

(l)     “Disability” shall have the meaning specified in Section 22(e)(3) of the Code. Notwithstanding the foregoing, with respect to any Participant who is party to an employment agreement with the Company or any Subsidiary, “Disability” shall have the meaning specified in such Participant’s employment agreement.

(m)     “Employee” means any director, officer or key employee of, or consultant to, the Company or any Subsidiary.

(n)     “Fair Market Value” means the mean between the highest and lowest quoted selling prices for the Company’s symbol “ALGI” on the OTCQB Market on the valuation date. In the event that there are no Common Stock transactions reported on such date, Fair Market Value shall mean the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date, with the average weighted inversely by the respective numbers of trading days between the selling dates and the valuation date. By way of example, if the valuation date is June 15, and the nearest reported sales of Company Common Stock to such date are two trading days before, on June 13, at $10 per share and three trading days after, June 20, at $15 per share, the Fair Market Value per share of Company stock on the date of determination is $12, calculated as follows:

[(3 x 10) + (2 x 15)] / 5.

The determination of Fair Market Value will not give effect to any restrictions on the shares of Common Stock or that such shares would represent a minority interest in the Company. This definition of Fair Market Value is intended to reflect the provisions of Treasury Regulation Section 20.2031-2(b) and the associated Examples and shall be interpreted consistently therewith. Notwithstanding anything to the contrary contained in this Plan, as of any date, Fair Market Value shall not be less than the fair market value of one share of Common Stock, as determined under Section 409A of the Code.

(o)     “Incentive Stock Option” means an Option that is intended to be an “incentive stock option” within the meaning of Section 422 of the Code, to the extent such Option so qualifies.

(p)     “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(q)     “Option” means the right to purchase Common Stock pursuant to, and in accordance with, Article VI at a stated price for a specified period of time.

(r)     “Option Agreement” means the Option Agreement, substantially in the form attached hereto as Annex A or such other form as the Committee shall approve, to be entered into by the Company and a Participant to evidence the grant of an Option to such Participant pursuant to Article VI.

(s)     “Participant” means any Employee designated by the Committee to receive an Award under the Plan.

(t)     “Person” means any individual, partnership, corporation, limited liability company, joint venture, trust, firm, association, unincorporated organization or other entity.

(u)     “Plan” means this 2014 Stock Incentive Plan of American Locker Group Incorporated, as amended.

(v)     “Securities Act” means the Securities Act of 1933, as amended.

(w)     “Subsidiary” means (i) any corporation in which the Company owns, directly or indirectly, stock possessing at least 50% of the total combined voting power of all classes of stock entitled to vote of such corporation or at least 50% of the total value of shares of all classes of stock of such corporation and (ii) any other business organization, regardless of form, in which the Company possesses, directly or indirectly, at least 50% of the total combined equity interests of such organization.

Section 2.02     Gender and Number. Except when otherwise indicated by the context words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural and the plural shall include the singular.

Article III
Eligibility; Participation

Section 3.01     Eligibility. Participants in the Plan shall be those Employees selected by the Committee to participate in the Plan. The selection of an Employee as a Participant shall neither entitle such Employee to, nor disqualify such Employee from, participation in any other incentive plan of the Company or any Subsidiary.

Section 3.02     Termination of Employment.

(a)     In General. Except as otherwise provided in any employment agreement between the Company and a Participant, other than a termination as a result of such Participant’s death, Disability or for Cause, no portion of any Option granted pursuant to this Plan and any Option Agreement, whether vested or unvested, shall be exercisable following the date that is three (3) months following the date of termination of a Participant’s employment, and no additional Options shall vest after such Participant’s termination.

(b)     Death or Disability. Except as otherwise provided in any employment agreement between the Company and a Participant, in the event of the death or Disability of a Participant while employed by the Company or any Subsidiary, the vested portion of any Option granted pursuant to this Plan and any Option Agreement shall be exercisable only within one (1) year immediately following the date of death or Disability, but in no case later than the expiration date of such Option, and then only to the extent that the Participant was entitled to exercise such Option at the date of his or her death or Disability. In the event of the Participant’s death, the Options so vested may be exercised by the Participant’s designated beneficiary pursuant to Section 8.02, or in the absence of such designation, by the executor or administrator of the Participant’s estate, or if the Participant’s estate is not in administration, by the person or persons to whom the Participant’s right shall have passed under the Participant’s will or under the laws of descent and distribution. In the event of the Participant’s Disability, the Options so vested may be exercised by the Participant’s personal representative. Except as otherwise provided in any employment agreement between the Company and the Participant, no additional Options shall vest after such Participant’s death or Disability.

(c)     Termination for Cause. Except as otherwise provided in any employment agreement between the Company and a Participant, in the event of a Participant’s termination of employment with the Company or its Subsidiaries for Cause, any Options granted to the Participant pursuant to this Plan shall expire on the Participant’s date of termination, whether or not such Options were vested on the date of termination.

Article IV
Administration

Section 4.01     Power to Grant Awards. The Committee shall have the discretionary authority, subject to the terms of the Plan, to determine the Participants to whom Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, whether such Award includes Options, the number of shares of Common Stock subject to an Award, the time or times at which Awards shall be granted, the provisions of the instruments by which such Awards shall be evidenced, and to designate Options as Incentive Stock Options or Nonqualified Stock Options. The Committee may establish different terms and conditions for different Participants receiving Awards and for the same Participant for each Award such Participant may receive, whether or not granted at different times. The grant of any Award to any Participant shall neither entitle such Participant to, nor disqualify that Participant from, the grant of any other Awards.

Section 4.02     Administration. The Committee shall be responsible for the administration of the Plan. The Committee shall have discretionary authority, subject to the provisions of the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company and its Affiliates, to interpret the Plan and to make all other determinations necessary or advisable for the administration and interpretation of the Plan and to carry out its provisions and purposes. Any determination, interpretation or other action made or taken (including, but not limited to, any failure to make any determination or interpretation, or failure to make or take any other action) by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons, and shall be given deference in any proceeding with respect thereto. The Committee may consult with legal counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

Section 4.03     Section 409A. It is intended that Awards be exempt from the application of Section 409A of the Code. Accordingly, notwithstanding anything to the contrary contained in the Plan, the Board and the Committee shall not exercise any discretion otherwise authorized under the Plan or any Option Agreement if the exercise of the Board’s or the Committee’s discretion would cause such Award to become subject to Section 409A of the Code.

Article V
Stock Subject to Plan

Section 5.01     Number. Subject to Section 5.03, the number of shares of Common Stock subject to Awards under the Plan may not exceed one hundred fifty thousand (150,000) shares. During the term of the Plan, the maximum number of shares of Common Stock available for grant as Incentive Stock Options under the Plan shall not exceed the maximum limitation specified in the immediately preceding sentence.

Section 5.02     Canceled, Terminated or Forfeited Options. Any shares of Common Stock subject to an Award that for any reason expires or is canceled, terminated, forfeited, substituted for or otherwise settled without the issuance of such shares shall again be available for award under the Plan.

Section 5.03     Adjustments in Capitalization. The number of shares of Common Stock available for grants of Awards under Section 5.01 or subject to outstanding Awards and their respective exercise prices and/or purchase prices (if any) shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, each Adjustment Event. To the extent deemed equitable and appropriate by the Committee, and subject to any required action by stockholders, in any reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, liquidation, dissolution, or other similar event, any Award shall pertain to the securities or other property to which a holder of the number of shares of Common Stock covered by an Award would have been entitled to receive in connection with such event.

Article VI
Options

Section 6.01     Grant of Options. Options may be granted to Participants at such time or times as the Committee shall determine. Options granted pursuant to the Plan may be of two types: Incentive Stock Options and Nonqualified Stock Options. The date of grant of an Option will be the date on which the Committee awards the Option or, if so determined by the Committee, the date on which occurs any event the occurrence of which is an express condition precedent to the grant of an Option. At the time of grant of an Award, the Committee shall determine the number of shares of Common Stock subject to the Option, if any. Each Option shall be evidenced by an Option Agreement, which shall specify the exercise price of the Option, the duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which the Option or any portion thereof shall become vested and exercisable, and the treatment of the Option upon any termination of the Participant’s employment with the Company and the Subsidiaries and upon any Change of Control, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine, including, but not limited to, customary representations, warranties and covenants with respect to securities law matters.

Section 6.02     Option Price. The exercise price per share of Common Stock subject to an Option shall be determined by the Committee, but shall not be less than Fair Market Value on the date the Option is granted.

Section 6.03     Exercise of Options. An Option awarded to a Participant shall be exercisable at such time or times and subject to such restrictions or conditions, including, but not limited to, the performance of a minimum period of service or the satisfaction of performance goals, as the Committee may impose at the time of grant of such Option. After becoming exercisable, an Option (or portion thereof) shall remain exercisable until expiration, termination or cancellation of the Option as and to the extent provided herein and in any applicable Option Agreement. Subject to Section 8.04, an Option may be exercised from time to time, in whole or in part, up to the total number of shares of Common Stock with respect to which it is then exercisable to the extent provided in any applicable Option Agreement. Notwithstanding anything to the contrary contained in the Plan or any applicable Option Agreement, no Option shall be exercisable on or after the tenth anniversary of its grant date.

Section 6.04     Payment.

(a)     Generally. The Committee shall establish procedures governing the exercise of Options, which procedures shall generally require that, as a condition to the issuance of any shares of Common Stock upon exercise of the Options, the Participant shall (i) deliver written notice of exercise to the Company; and (ii) pay the Option’s exercise price in full at the time of exercise (A) in cash or cash equivalents, including by personal check or (B) in such other forms (and on such terms and conditions) as the Committee may determine in its sole discretion.

(b)     Issuance. Subject to Section 8.04, as soon as practicable after receipt of a written exercise notice, and receipt of payment of the Option’s exercise price in accordance with this Section 6.04, the Company shall make (or cause to be made) an appropriate book entry reflecting the Participant’s ownership of the shares of Common Stock so acquired and, if applicable, shall deliver to the Participant a certificate or certificates representing the shares of Common Stock so acquired bearing appropriate legends, if applicable.

Article VII
Effective Date, Amendment and Termination

The Plan shall be effective upon adoption by the Board or such later date, as the Board shall specify, and shall automatically expire on the tenth anniversary thereof (except as to outstanding Awards), unless sooner terminated pursuant to this Article VII. The Board at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan. No termination, suspension, amendment or modification of the Plan shall (except in the case of an adjustment pursuant to Section 5.03) in any manner adversely affect any Award previously granted under the Plan, without the consent of the Participant holding such Award; provided, however, that, without a Participant’s consent, the Board may amend (such amendment to have the minimum economic effect necessary, as determined by the Board in its sole discretion) the Plan, any Award, or any Option Agreement in such a manner as may be necessary or appropriate to avoid having the Plan or any Award become subject to the penalty provisions of Section 409A of the Code. Shareholder approval of any such termination, suspension, amendment or modification shall be obtained to the extent mandated by applicable law, or if otherwise deemed appropriate by the Board.

Article VIII
General Provisions

Section 8.01     Nontransferability of Awards. Except to the extent expressly permitted by any applicable Option Agreement, no Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Except to the extent expressly permitted by any applicable Option Agreement, all rights with respect to any Award granted to a Participant shall be exercisable during the Participant’s lifetime only by such Participant.

Section 8.02     Beneficiary Designation. Each Participant may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, benefits outstanding that remain unpaid at the Participant’s death shall be paid to the Participant’s surviving spouse, if any, or otherwise to his estate.

Section 8.03     Tax Withholding. The Company and each Subsidiary shall have the power to withhold, or require a Participant to remit to the Company or any Subsidiary promptly upon notification of the amount due, an amount determined by the Company or such Subsidiary, in its discretion, to be sufficient to satisfy all federal, state, local and foreign withholding and employment tax requirements in respect of any Award (or exercise thereof). The Committee may permit or require a Participant to satisfy his tax withholding obligation hereunder in such other manner, subject to such conditions, as the Committee shall determine.

Section 8.04     Requirements of Law. Awards shall be subject to all applicable laws, rules and regulations, and to such approvals as may be appropriate or required, as determined by the Committee. Notwithstanding any other provision of the Plan, no Awards shall be granted and no shares of Common Stock issued if such grant or issuance would result in a violation of applicable law. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or shares of Common Stock issuable thereunder) for any failure to comply with the requirements of any applicable law, rules or regulations, including, but not limited to, any failure to comply with the requirements of Section 409A of the Code.

Section 8.05     No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company, a Subsidiary, or any Affiliate thereof to terminate any Participant’s employment at any time and for any reason, nor confer upon any Participant any right to continue in the employ of the Company or any Affiliate thereof. No Employee shall have a right to be selected as a Participant or, having been so selected, to receive any Awards. In addition, if any Participant’s employment with the Company or any Subsidiary shall be terminated for any reason, such Participant shall not be eligible for any compensation or remuneration with respect to such termination (except as otherwise expressly provided in this Plan, or any applicable Option Agreement) to compensate such Participant for the loss of any rights under the Plan notwithstanding any provision to the contrary contained in the Participant’s contract of employment.

Section 8.06     No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary to establish other plans or to pay compensation to its employees in cash or property.

Section 8.07     No Right to Particular Assets. Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company and any Affiliate thereof, on the one hand, and any Participant or executor, administrator or other personal representative or designated beneficiary of such Participant, on the other hand, or any other persons. Any reserves that may be established by the Company or any Affiliate thereof in connection with the Plan shall continue to be held as part of the general funds of the Company or such Affiliate, and no individual or entity other than the Company or such Affiliate shall have any interest in such funds until paid to a Participant. To the extent that any Participant or his executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company or any Affiliate thereof pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or such Affiliate.

Section 8.08     No Impact on Benefits. Awards shall not be treated as compensation for purposes of calculating a Participant’s rights under any employee benefit plan.

Section 8.09     No Rights as a Stockholder. No Participant shall have any voting or other rights as a stockholder of the Company (including, but not limited to, the right to receive dividends or distributions) with respect to any Common Stock underlying any Award until an appropriate book entry reflecting the Participant’s ownership of the shares of Common Stock has been made.

Section 8.10     Freedom of Action. Subject to Article VII, nothing in the Plan shall be construed as limiting or preventing the Company or any Subsidiary from taking any action with respect to the operation or conduct of its business that it deems appropriate or in its best interest.

Section 8.11     Governing Law. The Plan and the Awards shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Delaware, without giving effect to the choice of law principles thereof.

Section 8.12     Severability. In the event that any one or more of the provisions of the Plan or any Award shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not be affected thereby.

Section 8.13     Exculpation. No member of the Committee nor any other officer or employee of the Company acting on behalf of the Company with respect to the Plan shall be directly or indirectly responsible or otherwise liable by reason of any action or default as a member of that Committee, or other officer or employee of the Company acting on behalf of the Company with respect to this Plan, or by reason of the exercise of or failure to exercise any power or discretion as such person, except for any action, default, exercise or failure to exercise resulting from such person’s gross negligence or willful misconduct. No member of the Committee shall be liable in any way for the acts or defaults of any other member of the Committee, or any of its advisors, agents or representatives.

Section 8.14     Indemnification. Each individual who is or shall have been a member of the Board or the Committee shall be indemnified and held harmless by the Company to the fullest extent permitted by the Company’s bylaws against and from any loss, cost, liability or expense (including any related attorney’s fees and advances thereof) that may be imposed upon or reasonably incurred by him or her in connection with, based upon or arising or resulting from any claim, action, suit or proceeding to which he or she may be made a party or in which he or she may be involved by reason of any action taken or failure to act under or in connection with the Plan or any Option Agreement and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him or her; provided, that such individual shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such individuals may be entitled under the Company’s articles of incorporation, by contract, as a matter of law or otherwise.

Section 8.15     Notices. Each Participant shall be responsible for furnishing the Company with the current and proper address for the mailing of notices and delivery of agreements and certificates. Except to the extent otherwise provided, any notices required or permitted to be given shall be deemed given if directed to the Person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the intended recipient furnishes the proper address.

Section 8.16     Incapacity. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receiving such benefit shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Board, the Committee, the Company and its Affiliates, and the other parties with respect thereto.

Section 8.17     Rights Cumulative; Waiver. The rights and remedies of Participants and the Company under this Plan shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party’s other or further exercise or the exercise of any other power or right. The waiver by any Participant or the Board, the Committee or the Company of any provision of the Plan shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any such party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same any subsequent time or times hereunder.

Section 8.18     Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

 APPENDIX B

AMERICAN LOCKER GROUP INCORPORATED

Amended and Restated

Audit Committee Charter

Organization

This charter governs the operations of the Audit Committee. The Board of Directors shall appoint an Audit Committee (the "Committee") of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson or delegate the authority to designate a chairperson to the Committee. For purposes hereof, members shall be considered independent as long as they satisfy all of the independence requirements for Board Members as set forth in the applicable stock exchange listing standards and Rule 10A-3 of the Exchange Act.

Each member of the Committee shall be financially literate, or become financially literate within a reasonable period of time, and at least one member shall be an "audit committee financial expert," as defined by SEC rules.

Members shall not serve on more than three public company audit committees simultaneously.

The Committee shall meet at least quarterly. The Committee shall meet separately and periodically with management, the personnel responsible for the internal audit function, and the independent auditor. The Committee shall report regularly to the Board of Directors with respect to its activities.

Purpose

The purpose of the Committee shall be to:

●

Provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; (iv) and the performance of the Company's internal audit function and independent auditors;

●	Prepare the Audit Committee report that SEC proxy rules require to be included in the Company's annual proxy statement.

The Committee shall retain and compensate such outside legal, accounting, or other advisors, as it considers necessary in discharging its oversight role.

In fulfilling its purpose, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, and management of the Company, and to determine that all parties are aware of their responsibilities.

~ 1 ~

Duties and Responsibilities

The Committee has the responsibilities and powers set forth in this Charter. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for implementing and maintaining internal control over financial reporting. The independent auditors are responsible for auditing the Company's financial statements and internal control over financial reporting, and for reviewing the Company's unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

●

The Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the listed issuer, and the independent auditors must report directly to the Committee.

●

At least annually, the Committee shall obtain and review a report by the independent auditors describing: (i) the firm's internal quality control procedure; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Company (to assess the auditors' independence).

●

After reviewing the foregoing report and the independent auditors' work throughout the year, the Committee shall evaluate the auditors' qualifications, performance and independence. Such evaluation should include the review and evaluation of the lead partner of the independent auditors and take into account the opinions of management and the Company's personnel responsible for the internal audit function.

●

The Committee shall determine that the independent audit firm has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the SEC independence rules.

●

The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

●

The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation.

~ 2 ~

●

The Committee shall regularly review with the independent auditors any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent auditors' activities or access to requested information, and management's response. The Committee should review any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise); any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Company.

●

The Committee shall review and discuss the quarterly financial statements, including Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

●

The Committee shall review and discuss the annual audited financial statements, including Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). The Committee's review of the financial statements shall include: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles, and major issues as to the adequacy of the company's internal controls and any specific remedial actions adopted in light of material control deficiencies (ii) discussions with management and the independent auditors regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments; (iii) consideration of the effect of regulatory accounting initiatives, as well as off-balance sheet structures on the financial statements; (iv) consideration of the judgment of both management and the independent auditors about the quality, not just the acceptability of accounting principles; and (v) the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under professional standards.

●

The Committee shall receive and review a report from the independent auditors, prior to the filing of the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), on all critical accounting policies and practices of the Company; all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor; and other material written communications between the independent auditors and management.

●	The Committee shall review and approve all related party transactions.

●	The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

●

The Committee shall review management's assessment of the effectiveness of internal control over financial reporting as of the end of the most recent fiscal year and the independent auditors' report on management's assessment.

~ 3 ~

●

The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of internal control over financial reporting, including any significant deficiencies or material weaknesses identified by management of the Company in connection with its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act. In addition, the Committee shall discuss with management, the internal auditors, and the independent auditors any significant changes in internal control over financial reporting that are disclosed, or considered for disclosures, in the Company's periodic filings with the SEC.

●

The Committee shall review the Company's compliance systems with respect to legal and regulatory requirements and review the Company's code of conduct and programs to monitor compliance with such programs. The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

●

The Committee shall discuss the Company's policies with respect to. risk assessment and risk management, including the risk of fraud. The Committee also shall discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

●

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

●	The Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

●

The Committee shall determine the appropriate funding needed by the Committee for payment of: (1) compensation to the independent audit firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; (2) compensation to any advisers employed by the Committee; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

●	The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

●	The Committee shall review and reassess the charter at least annually and obtain the approval of the board of directors.

~ 4 ~

American Locker Group Incorporated

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

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1. Election of Directors: 01 - Craig R. Frank 02 - John E. Harris 03 - Graeme L. Jack 04 - Anthony B. Johnston 05 - Paul B. Luber 06 - Allen D. Tilley 07 - Mary A. Stanford

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☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain
2. Ratification of selection of Travis Wolff, LLP as our Independent auditors for 2014.	☐	☐	☐
3. Approval of 2014 Stock Incentive Plan of American Locker Group Incorporated.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTIONS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" ITEM 2 AND "FOR" ITEM 3.

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01TNWB

Important notice regarding the Internet availability of proxy materials for the American Locker Group Incorporated Meeting of stockholders.
The Proxy Statement and the 2013 Annual Report to Stockholders are available at: **http://www.envisionreports.com/ALGI**

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — AMERICAN LOCKER GROUP INCORPORATED

ANNUAL MEETING OF STOCKHOLDERS – MAY 14, 2014
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints John E. Harris and Anthony B. Johnston, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of American Locker Group Incorporated Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held May 14, 2014 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

American Locker Group Incorporated

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTIONS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" ITEM 2 AND "FOR" ITEM 3.

+

1. Election of Directors: 01 - Craig R. Frank, 02 - John E. Harris, 03 - Graeme L. Jack, 04 - Anthony B. Johnston, 05 - Paul B. Luber, 06 - Allen D. Tilley, 07 - Mary A. Stanford

☐ **Mark here to vote FOR all nominees**

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☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain
2. Ratification of selection of Travis Wolff, LLP as our independent auditors for 2014.	☐	☐	☐
3. Approval of 2014 Stock Incentive Plan of American Locker Group Incorporated.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTIONS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" ITEM 2 AND "FOR" ITEM 3.

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01TNXB

Important notice regarding the Internet availability of proxy materials for the American Locker Group Incorporated Meeting of stockholders.
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▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — AMERICAN LOCKER GROUP INCORPORATED

ANNUAL MEETING OF STOCKHOLDERS – MAY 14, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints John E. Harris and Anthony B. Johnston, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of American Locker Group Incorporated Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held May 14, 2014 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)